Exhibit 10.9

PARTIAL RELEASE OF LIENS AND SECURITY INTERESTS

STATE OF TEXAS ) ) KNOW ALL MEN BY THESE PRESENTS, THAT: D1MMIT AND MAVERICK ) COUNTIES )

       WHEREAS, the undersigned, GUARANTY BANK, FSB, with banking quarters in Houston, Harris County, Texas, and whose mailing address is 333 Clay Street, Suite 4400, Houston, Texas 77002-4103 ("Mortgagee"), is the mortgagee and secured party under those certain security instruments executed by THE EXPLORATION COMPANY OF DELAWARE, INC. ("Mortgagor"), more particularly described on Exhibit A attached hereto and incorporated herein for all purposes by this reference (the "Security Instruments"), reference being made to the Security Instruments and the record thereof for all purposes;

       WHEREAS, the liens and security interests created by the Security Instruments exist against, among other property, the properties described in Exhibit B attached hereto and incorporated herein for all purposes by this reference (the "Subject Property"); and

WHEREAS, Mortgagee desires to release the liens and security interests existing under the Security Instruments, insofar only as same relate to and cover the Subject Property.

       NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagee has RELEASED, DISCHARGED, RETRANS-FERRED and REASSIGNED, without warranty or recourse, and by these presents does hereby RELEASE, DISCHARGE, RETRANSFER and REASSIGN, without warranty or recourse, the Subject Property from all liens and security interests held by Mortgagee, including, without limitation, the liens and security interests created by the Security Instruments, together with any and all rights that Mortgagee may now or hereafter have to establish or enforce any of such liens or security interests against the Subject Property as security for the payment of any other or future indebtedness of Mortgagor.

       It is expressly agreed and understood that this is a partial release and that it shall in no manner release, affect or impair the liens and security interests in favor of Mortgagee, under the Security Instruments or otherwise, against any property other than the Subject Property.

IN WITNESS WHEREOF, this Partial Release of Liens and Security Interests is executed on the date of the acknowledgment below, but effective as of September 1, 2005.

GUARANTY BANK FSB

By:__ _/s/ Arthur R. Gralla, Jr._______
Arthur R. Gralla, Jr.
Managing Director

STATE OF TEXAS )
)
COUNTY OF HARRIS )

BEFORE ME, the undersigned authority, on this day personally appeared Arthur R. Gralla, Jr., Managing Director of GUARANTY BANK, FSB, a federal savings bank, known to me to be the person Whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, as the act and deed of such savings bank, and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 29th day of September,
2005.

_/s/ Michelle Ochoa Murray___________
NOTARY PUBLIC in and for the State of Texas
My Comm. Exp. 06-01-2009

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EXHIBIT A
TO
PARTIAL RELEASE OF LIENS AND SECURITY INTERESTS

SECURITY INSTRUMENTS

1.    Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of
       Production dated effective June 30, 2004, from The Exploration Company of Delaware,
       Inc., as Mortgagor and Debtor, in favor of Guaranty Bank, FSB, as Mortgagee and
       Secured Party, filed and recorded as follows:

JURISDICTION	FILING DATA

Dimmit County	Filed July 14, 2004, under Clerk's Doc. #2640, in Book 302, Page 444

Maverick County	Filed July 9, 2004, under Clerk's Doc. #124022, in Book 813, Page 292

2. UCC-1 Financing Statement from The Exploration Company of Delaware, Inc., as
Debtor and Guaranty Bank, FSB, as Secured Party, filed and recorded as follows:

JURISDICTION	FILING DATA

DELAWARE

Secretary of State	Filed July 9, 2004, as Financing Statement No. 41936253

3.    Ratification of and Amendment to Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production dated effective March 30, 2005, from The Exploration Company of Delaware, Inc., to Arthur R. Gralla, Jr., Trustee for the benefit of Guaranty Bank, FSB, filed and recorded as follows:

JURISDICTION	FILING DATA

TEXAS

Maverick County	Filed April 18, 2005, as Document No. 129000, in Book 866, Page 126 in the Official Public Records

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4.        UCC-3 Financing Statement from The Exploration Company of Delaware, Inc., as Debtor, to Guaranty Bank, FSB, as Secured Party (relating to the Ratification of and Amendment to Mortgage), filed and recorded as follows:

JURISDICTION	FILING DATA

DELAWARE

Secretary of State	Filed April 18, 2005, as Financing Statement No. 5128011 5

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EXHIBIT B
to
Partial Release of Liens and Security Interests
by Guaranty Bank, FSB

All properties assigned by Mortgagor in the following Assignments, which are hereby incorporated by reference:

1.    Partial Assignment of Oil, Gas and Mineral Leases dated effective September 1,
       2005, executed by The Exploration Company of Delaware, Inc., a Delaware
       corporation, as Assignor, to EnCana Oil & Gas (USA) Inc., a Delaware corporation, as Assignee, to be filed of record in the Official Public Records of Maverick County,
       Texas, pertaining to certain interests in the so-called "Northern Lands."

2.    Assignment, Bill of Sale and Conveyance dated effective September 1, 2005, executed by The Exploration Company of Delaware, Inc., a Delaware corporation., as Assignor, and EnCana Oil & Gas (USA) Inc., a Delaware corporation, as Assignee, to be filed of record in the Official Public Records of Maverick, Dimmit and Zavala Counties, Texas, pertaining to certain interests in the so-called "Southern Lands."

3.    Assignment dated effective September 1, 2005, executed by The Exploration
       Company of Delaware, Inc., a Delaware corporation ("TXCO"), to CMR Energy, L.P., a Texas limited partnership ("CMR"), to be filed of record in the Official Public
       Records of Maverick and Dimmit Counties, Texas, pertaining to certain interests in the so-called "Comanche Ranch."

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